--------------------------------------------------------------------------------
                       Office of the United States Trustee
                                  Exhibit 99.14
--------------------------------------------------------------------------------


------------------------------------       -------------------------------------
In re:                                     DEBTOR IN POSSESSION OPERATING REPORT
USA BIOMASS CORPORATION, INC.


                                           Report Number: 14         Page 1 of 3


                      Debtor.              For the period FROM: January 1, 2002
                                                         TO:   January 31, 2002
-----------------------------------        -------------------------------------
Chapter 11 Case No:  LA 00-44126 ES
-----------------------------------        -------------------------------------

1.   Profit and Loss Statement (Accrual Basis Only        ($000's))
     A.  Related to Business Operations:
         Gross Sales                                                       SEE ATTACHED
                                                                          --------------------
         Less: Sales Returns and Discounts   (Bad Debts included)
                                                                          --------------------
              Net Sales
                                                                                               --------------------
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost
                                                                          --------------------
         Add: Purchases
                                                                          --------------------
         Less: Ending Inventory at Cost
                                                                          --------------------
              Cost of Goods Sold
                                                                                               --------------------
                  Gross Profit
                                                                                                                    ----------------
                  Other Operating Revenues (Specify)
                                                                                                                    ----------------
         Less: Operating Expenses:
         Officer Compensation
                                                                          --------------------
         Salaries and Wages - Other Employees
                                                                          --------------------
              Total Salaries and Wages
                                                                                               --------------------
              Employee Benefits and Pensions
                                                                                               --------------------
         Payroll Taxes
                                                                          --------------------
         Real Estate Taxes
                                                                          --------------------
         Federal and State Income Taxes
                                                                          --------------------
              Total Taxes
                                                                                               --------------------
         Rent and Lease Exp. (Real Property and Personal Property)
                                                                          --------------------
         Interest Expense (Mortgage, Loan, etc.)
                                                                          --------------------
         Insurance
                                                                          --------------------
         Automobile Expense
                                                                          --------------------
         Utilities (Gas, Electricity, Water, Telephone, etc.)
                                                                          --------------------
         Depreciation and Amortization
                                                                          --------------------
         Repairs and Maintenance
                                                                          --------------------
         Advertising    (In cost of sales)
                                                                          --------------------
         Supplies, Office Expenses, Photocopies, etc.
                                                                          --------------------
         Bad Debts
                                                                          --------------------
         Miscellaneous Operating Expenses (Specify)
                                                                          --------------------
              Total Operating Expenses
                                                                                               --------------------
                  Net Gain/Loss from Business Operations
                                                                                                                    ----------------
     B.  Not Related to Business Operations:
         Income:
              Interest Income
                                                                                               --------------------
              Other Non-Operating Revenues (Specify)
                                                                                               --------------------
              Gross Proceeds on Sale of Assets
                                                                          --------------------
              Less: Original Cost of Assets plus Expenses of Sale
                                                                          --------------------
                  Net Gain/Loss of Sale of Assets
                                                                                               --------------------
              Total Non-Operating Income   Sales Tax Refund
                                                                                                                    ----------------
         Expenses Not Related to Business Operations:
              Legal and Professional Fees (Specify)  See page 3, #7
                                                                                               --------------------
              Other Non-Operating Expenses (Specify)BarDateNtc
                                                                                               --------------------
              Total Non-Operating Expenses
                                                                                                                    ----------------
     NET INCOME / LOSS FOR PERIOD
                                                                                                                    ----------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO:14             Page 2 of 3
--------------------------------------------------------------------------------
2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):

                                      Accounts Payable       Accounts Receivable
                                      ----------------       -------------------


         Current     Under 30 Days    $                      $
         Overdue     31 - 60 Days
         Overdue     61 - 90 Days
         Overdue     91 - 120 Days
         Overdue     Over 121 Days
         TOTAL                        $ See attachment       $ See attachment
                                      ----------------       -------------------


3.       State of Status of Payments to Secured Creditors and Lessors:

                          Frequency                              Post-Petition
                       of Payments Per     Amount      Next   Payments Not Made*
          Creditor/   Contract / Lease     of Each   Payment
          Lessor      (i.e., mo., qtr.)    Payment     Due       Number Amount

         See attachment                                          None
          ------      -----------------    -------     ---       -------------
          ------      -----------------    -------     ---       -------------



         *Explanation for Non-Payment:  Per Stipulation with Volvo an extra half payment was made in January


4.       Tax Liability:
                   Gross Payroll Expense for Period:            $ See attachment
                                                                ----------------
                   Gross Sales for Period Subject to Sales Tax  $   0.00
                                                                ----------------


                                                                  Post-Petition
                                                                   taxes Still
                                          Date Paid Amount Paid*     Owing
                                          --------- ------------     -----


  Federal Payroll and Withholding Taxes            See attachment See attachment
  State Payroll and Withholding Taxes              See attachment See attachment
  State Sales and Use Taxes              None
  Real Property Taxes*****                         See attachment


   ****Includes personal property tax      * Attach photocopies of depository
                                             receipts from taxing authorities or
                                             financial institutions to verify
                                             that such deposits or payments have
                                             been made.

5.       Insurance Coverage:                   Carrier /         Amount       Policy             Premium
                                                 Agent             of       Expiration        Paid Through
                                                  Name          Coverage       Date               Date
                                             -----------  ----------------- --------------- ------------------
         Worker's Compensation                    SEE    ATTACHMENT
         Liability
         Fire and Extended Coverage
         Property
         Theft
         Life (Beneficiary:         )
                           ---------
         Vehicle
         Other (Specify):
                         ----------------
                     Umbrella Liability
          -------------------------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO: 14            Page 3 of 3
--------------------------------------------------------------------------------


6.       Questions:


         A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?


                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------


         B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court:


                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------


7.       Statement of Unpaid Professional Fees (Post-Petition Amounts Only)


                                    State Type of                 Total Post-
                                    Professional               Petition Amount
     Name of Professional     (Attorney/Accountant/etc.)            Unpaid
--------------------------------------------------------------------------------
   Irell & Manella LLP                Attorney                   See attachment
--------------------------------------------------------------------------------


8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------





9.       Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
             Quarterly            Total                                                                                  Quarterly
               Period         Disbursements       Quarterly           Date             Amount            Check           Fee Still
               Ending          For Quarter           Fee              Paid              Paid              No.              Owing
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         December  2000        $ 398,138.50    $  3,750.00      Feb 9,2001         $  3,750.00      1289              None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         March 2001          $ 2,413,400       $  7,500.00      May 3,2001         $  7,500.00      1714              None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         June 2001           $ 2,906,005       $  7,500.00      Oct 8, 2001        $  7,500.00      2515              None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         Sept 2001           $ 3,628,778       $  8,000.00      Nov 16,2001        $  8,000.00      2743              None
         Dec 2001            $ 3,212,982       $  8,000.00      Feb 6, 2002        $  8,000.00      3164              None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------

I, (Name/Title: Eugene Tidgewell, Vice President), declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.


Dated:       March 22, 2002
             ---------------
                                                        /s/ Eugene W. Tidgewell
                                                        ------------------------
                                                 Debtor in Possession or Trustee

                                USBC POST ACCRUAL
                                 PROFIT & LOSS
                                  JANUARY 2002




                                                                     JAN 02
                                                                 -------------
      Ordinary Income/Expense
              Income
                  4000-TRANSPORTATION                              960,223.06
                                                                 -------------
              Total Income                                         960,223.06

              Cost of Goods Sold
                  5007-DISPOSAL FEES                                14,397.80
                  5200-DRIVER COST
                      5210-DRIVER WAGES                            238,472.81
                      5220-DRIVER PAYROLL TAXES                     25,835.69
                      5250-DRIVER UNIFORMS                             495.48
                      5260-DRUG TESTS                                  210.00
                                                                 -------------
                  Total 5200-DRIVER COST                           265,013.98

                  5300-INSURANCE
                      5310-MEDICAL                                  20,873.11
                      5320-LIABILITY                                67,427.11
                      5330-WORKERS' COMPENSATION                    91,362.45
                                                                 -------------
                  Total 5300-INSURANCE                             179,662.67

                  5350-GREENWASTE PAYROLL COSTS
                      5351-WAGES                                    35,744.74
                      5352-PAYROLL TAXES                             4,061.45
                                                                 -------------
                  Total 5350-GREENWASTE PAYROLL COSTS               39,806.19

                  5410-EQUIPMENT RENTAL                              2,048.00
                  5500-FUEL                                        102,689.95
                  5600-REGISTRATION                                 10,552.17
                  5700-REPAIR & MAINTENANCE
                      5710-MECHANIC WAGES                           61,671.94
                      5715-PAYROLL TAXES - MECHANIC                  6,790.90
                      5720-TIRES                                    27,271.18
                      5725-TIRE SERVICE                              2,587.43
                      5735-TRUCK REPAIR- PARTS                      98,842.88
                      5745-TRAILER REPAIRS                           2,852.59
                      5750-TRUCK WASH                                3,079.00
                                                                 -------------
                  Total 5700-REPAIR & MAINTENANCE                  203,095.92

                  5850-TICKET                                        1,299.00
                  5900-TOWING                                          275.00
                                                                 -------------
              Total COGS                                           819,202.04
                                                                 -------------

          Gross Profit                                             141,382.38

              Expense
                  6005-ADMINISTRATIVE EXPENSES                      11,543.47
                  6020-AUTO EXPENSES
                      6021-ALLOWANCE                                 2,630.33
                      6022-GAS & OIL                                   292.96
                      6023-REPAIR & MAINTENANCE                      4,012.21
                                                                 -------------

                                USBC POST ACCRUAL
                                 PROFIT & LOSS
                                  JANUARY 2002




                                                                     JAN 02
                                                                 -------------
                  Total 6020-AUTO EXPENSES                           6,935.50

                  6050-BANK CHARGES                                    604.94
                  6200-DUES AND SUBSCRIPTIONS                        1,358.03
                  6250-EXPENSE REIMBURSEMENT                         3,762.12
                  6500-PROFESSIONIAL FEES                            3,461.96
                  6501-POST PETITION LEGAL FEES                    124,556.31
                  6510-MAINTENANCE                                     244.32
                  6530-MEDICAL INSURANCE                              -118.18
                  6540-MISCELLANEOUS                                  -558.34
                  6550-OFFICE FORMS                                  1,218.51
                  6570-OFFICE SUPPLIES                               1,956.24
                  6580-OFFICE WAGES                                 43,483.22
                  6585-PAYROLL TAXES - OFFICE                        4,605.71
                  6650-OUTSIDE SERVICES - CORPORATE                    419.26
                  6700-PERMITS                                         250.00
                  6710-POSTAGE & DELIVERY                            1,566.62
                  6730-PROPERTY TAXES                                7,127.61
                  6740-SECURITY WAGES                                2,040.00
                  6745-PAYROLL TAXES - SECURITY                        229.89
                  6750-SUPERVISORS                                  17,094.08
                  6755-PAYROLL TAXES - SUPERVISORS                   1,955.37
                  6756-RENT                                         15,455.33
                  6800-SHOP SUPPLIES                                   265.06
                  6850-TRAVEL & ENTERTAINMENT
                      6851-TRANSPORTATION                              354.21
                      6853-MEALS                                       799.20
                                                                 -------------
                  Total 6850-TRAVEL & ENTERTAINMENT                  1,153.41

                  6900-UTILITIES
                      6920-ELECTRIC                                  2,424.67
                      6930-GAS                                         217.64
                      6940-TELEPHONE                                19,189.75
                      6950-WATER                                       570.35
                      6960-WASTE                                     1,337.69
                      6970-PEST CONTROL                                165.00
                                                                 -------------
                  Total 6900-UTILITIES                              23,905.10

                  6999-UNCATEGORIZED EXPENSES                            0.00
                                                                 -------------
              Total Expense                                        274,515.54
                                                                 -------------

      Net Ordinary Income                                         -133,133.16

      Other Income/Expense
          Other Income
              7000-OTHER INCOME
                  7020-RENTAL INCOME                                 4,375.00
                                                                 -------------
              Total 7000-OTHER INCOME                                4,375.00
                                                                 -------------
          Total Other Income                                         4,375.00

                                USBC POST ACCRUAL
                                 PROFIT & LOSS
                                  JANUARY 2002




                                                                     JAN 02
                                                                 -------------


          Other Expense
              8500-DEBT SERVICE
                  8515-BANCO POPULAR LOC                             4,379.22
                  8516-BANCO POPULAR MTG                             8,098.00
                  8518-CASE CREDIT CORPORATION                      12,624.19
                  8520-CIT                                           7,783.44
                  8530-GE CAPITAL FLEET SERVICES                       952.81
                  8540-GENERAL MOTORS ACCEPTANCE                       413.32
                  8545-INTERNAL REVENUE SERVICE                      1,800.00
                  8550-LEE FINANCIAL SERVICES                       18,540.60
                  8555-PROVIDENT BANK LOC                            1,000.00
                  8560-THE ASSOCIATES                               47,037.05
                  8570-SUNSET                                        8,900.00
                  8580-VOLVO COMMERCIAL FINANCE                     37,343.04
                                                                 -------------
              Total 8500-DEBT SERVICE                              148,871.67
                                                                 -------------

          Total Other Expense                                      148,871.67
                                                                 -------------

      Net Other Income                                            -144,496.67
                                                                 -------------

Net Income                                                        -277,629.83
                                                                 =============

                                   USA Biomass
                                A/P Aging Summary
                             As of January 31, 2002


                                                  Current        1 - 30        31 - 60       61 - 90         > 90          TOTAL
                                                ------------   -----------   ------------   -----------   ------------   -----------
@ROAD, Inc.                                        6,315.00      5,514.00       5,514.00          0.00           0.00     17,343.00
A-1 COAST TEMP SERVICE                                75.65          0.00           0.00          0.00           0.00         75.65
AIRBORNE EXPRESS                                       0.00         25.95           0.00          0.00           0.00         25.95
ALEXANDER HAMILTON INSTITUTE                           0.00         69.95           0.00          0.00           0.00         69.95
AMERICAN LICENSING SERVICES                          288.00          0.00           0.00          0.00           0.00        288.00
AMERIPRIDE UNIFORMS, Inc.                            495.48        146.65           0.00          0.00           0.00        642.13
ANDRIENI & COMPANY                                     0.00          0.00           0.00          0.00         157.00        157.00
ARROWHEAD MOUNTAIN SPRING WATER                      127.10          0.00           0.00          0.00           0.00        127.10
ASSOCIATES Illinois                                    0.00          0.00           0.00          0.00      59,026.17     59,026.17
BEHAVIOR RESEARCH                                      0.00        140.00           0.00          0.00           0.00        140.00
BEST SOFTWARE CHECKS & FORMS                           0.00        355.95           0.00          0.00           0.00        355.95
BETTS TRUCK PARTS                                      0.00      4,660.23           0.00          0.00           0.00      4,660.23
BOWMAN DISTRIBUTION                                    0.00          0.00           0.00          0.00         489.43        489.43
BREA GREEN RECYCLING                                   0.00      4,307.10           0.00          0.00           0.00      4,307.10
BURRTEC MID VALLEY                                 9,206.19          0.00           0.00          0.00           0.00      9,206.19
C & R TIRES & SERVICES, Inc.                           0.00        708.58           0.00          0.00           0.00        708.58
CARMENITA TRUCK CENTER                                 0.00        150.64           0.00          0.00           0.00        150.64
CITY TERRACE SERVICE INC.                              0.00        275.00           0.00          0.00           0.00        275.00
COLONIAL LIFE & ACCIDENT INSURANCE CO.                 0.00      3,100.66           0.00          0.00           0.00      3,100.66
COPIER SERVICE                                       188.61          0.00           0.00          0.00           0.00        188.61
COPYSCAN, INC.                                         0.00      3,543.47           0.00          0.00           0.00      3,543.47
COSBY OIL COMPANY, Inc.                            2,542.38      2,202.46           0.00          0.00           0.00      4,744.84
COURT TRUSTEE                                        230.76          0.00           0.00          0.00           0.00        230.76
DEPARTMENT OF MOTOR VEHICLES                         150.00          0.00           0.00          0.00           0.00        150.00
DEPT. OF CHILD SUPPORT SERVICES                      203.52          0.00           0.00          0.00           0.00        203.52
FIVE STAR GAS AND GEAR                               194.84          0.00           0.00          0.00           0.00        194.84
FONTANA WATER COMPANY                                149.96          0.00           0.00          0.00           0.00        149.96
FRANCHISE TAX BOARD                                  503.77          0.00           0.00          0.00           0.00        503.77
GAS COMPANY                                           62.95          0.00           0.00          0.00           0.00         62.95
GEORGE R. FARQUAR                                      0.00          0.00           0.00          0.00       4,962.00      4,962.00
GREGORY M. JONES                                   2,911.45          0.00           0.00          0.00           0.00      2,911.45
GREYSTONE HEALTH SCIENCES CORP                         0.00          0.00           0.00          0.00           7.00          7.00
HENRY VIRAMONTES                                       0.00      6,490.00           0.00          0.00           0.00      6,490.00
HYDRAFORCE, Inc.                                       0.00          0.00       1,506.85          0.00           0.00      1,506.85
IBEX FINANCIAL SERVICES, Inc.                      3,272.50          0.00           0.00          0.00           0.00      3,272.50
IRELL & MANELLA LLP                              113,732.44          0.00     148,973.63     67,551.50     275,898.87    606,156.44

                                   USA Biomass
                                A/P Aging Summary
                             As of January 31, 2002


                                                  Current        1 - 30        31 - 60       61 - 90         > 90          TOTAL
                                                ------------   -----------   ------------   -----------   ------------   -----------
J.M. TRUCK TIRE SERVICE                               45.00        495.00           0.00          0.00           0.00        540.00
JENNIFER I. RODRIGUEZ--Petty Cash                      0.00        724.12           0.00          0.00           0.00        724.12
JUDITH M. CANNAVO                                      0.00          0.00           0.00      4,378.40           0.00      4,378.40
LA FREIGHTLINER                                        0.00        210.72           0.00          0.00           0.00        210.72
LASSEN COUNTY CHILD SUPPORT DIV                      290.76          0.00           0.00          0.00           0.00        290.76
LEVENE,NEALE,BENDER,RANKIN & BRILL LLP            10,823.87     11,178.48      18,793.04          0.00           0.00     40,795.39
LITTLER MENDELSON, P.C.                            2,649.95      9,541.60       5,108.79      2,291.00           0.00     19,591.34
MOBILE MINI, Inc.                                    272.00         61.96           0.00          0.00           0.00        333.96
MURRAY GUARANTY TITLE CO.                              0.00         59.26           0.00          0.00           0.00         59.26
NEXTEL COMMUNICATIONS -5                               0.00          0.00           0.00          0.00       7,401.17      7,401.17
NORCAL/San Bernardino, Inc.                            0.00          0.00           0.00          0.00      48,636.30     48,636.30
ONE STOP DISCOUNT AUTO PARTS                           8.52        738.27           0.00          0.00           0.00        746.79
ORKIN EXTERMINATING                                   70.00          0.00           0.00          0.00           0.00         70.00
PACIFIC BELL                                         200.66          0.00           0.00          0.00           0.00        200.66
PERFORMANCE POWER SYSTEMS, Inc.                       18.00          0.00           0.00          0.00           0.00         18.00
PORTOSAN COMPANY                                      99.69          0.00           0.00          0.00           0.00         99.69
PRINTING SOLUTIONS                                     0.00          0.00           0.00          0.00        -282.42       -282.42
PRUDENTIAL SECURITIES INCORPORATED                     0.00        112.01           0.00          0.00           0.00        112.01
QUAD SERVICE, Inc.                                     0.00      2,323.75         107.85          0.00           0.00      2,431.60
RIVERSIDE COUNTY DISTRICT ATTORNEY                    50.00          0.00           0.00          0.00           0.00         50.00
ROAD READY REGISTRATION SVC, INC.                      0.00        162.00           0.00          0.00           0.00        162.00
SAFETY-KLEEN SYSTEMS, INC.                           117.99          0.00           0.00          0.00           0.00        117.99
SAN DIEGO COUNTY                                   1,427.92          0.00           0.00          0.00           0.00      1,427.92
SAN DIEGO WELDERS SUPPLY, Inc.                       195.22          0.00           0.00          0.00           0.00        195.22
SDGE                                                   0.00         38.86           0.00          0.00           0.00         38.86
SOCO GROUP, Inc.                                  25,473.71     18,283.91           0.00          0.00           0.00     43,757.62
SOUTH LAND MACHINERY                                   0.00       -900.00           0.00          0.00           0.00       -900.00
SOUTHERN CALIFORNIA EDISON                         1,086.37          0.00           0.00          0.00           0.00      1,086.37
STATE COMPENSATION INSURANCE FUND                      0.00     38,566.90           0.00          0.00           0.00     38,566.90
TCI TIRE CENTERS, LLC                                  0.00        276.93           0.00          0.00           0.00        276.93
TEAMSTERS LOCAL NO. 396                                0.00        184.00           0.00          0.00           0.00        184.00
TEAMSTERS LOCAL NO. 542                                0.00        918.00           0.00          0.00           0.00        918.00
TED JOHNSON PROPANE                                   91.59          0.00           0.00          0.00           0.00         91.59
TRIONIX SERVICES                                   8,783.49          0.00           0.00          0.00           0.00      8,783.49
TRUCK SPECIALTY SERVICE,INC.                           0.00        324.35           0.00          0.00           0.00        324.35
U S HEALTHWORKS MEDICAL GROUP                          0.00        300.00           0.00          0.00           0.00        300.00

                                   USA Biomass
                                A/P Aging Summary
                             As of January 31, 2002


                                                  Current        1 - 30        31 - 60       61 - 90         > 90          TOTAL
                                                ------------   -----------   ------------   -----------   ------------   -----------
U.S. TRUSTEE                                           0.00      8,000.00           0.00          0.00           0.00      8,000.00
UPS                                                    0.00        188.69           0.00          0.00           0.00        188.69
UWS                                                   88.00          0.00           0.00          0.00           0.00         88.00
VERIZON Inglewood                                  3,884.99          0.00           0.00          0.00           0.00      3,884.99
WASTE MANAGEMENT -4                                  204.51          0.00           0.00          0.00           0.00        204.51
WASTE MANAGEMENT -8                                  388.96          0.00           0.00          0.00           0.00        388.96
Y TIRE SALES                                      22,500.33          0.00       1,236.25          0.00           0.00     23,736.58
ZEP MANUFACTURING COMPANY                              0.00          0.00           0.00          0.00         111.01        111.01
                                                ------------   -----------   ------------   -----------   ------------   -----------
TOTAL                                            219,422.13    123,479.45     181,240.41     74,220.90     396,406.53    994,769.42
                                                ============   ===========   ============   ===========   ============   ===========

                                   USA Biomass
                                A/R Aging Summary
                             As of January 31, 2002


                                                    Current        1 - 30        31 - 60      61 - 90       > 90         TOTAL
                                                   -----------   -----------   ------------  ----------  -----------  -------------
A GROWING CONCERN                                    1,059.85       -464.12           0.00        0.00       671.77       1,267.50
ALLIED                                              20,282.08    116,644.21      61,040.51        0.00         0.00     197,966.80
ARBOR CARE                                               0.00         28.32           0.00        0.00         0.00          28.32
ASPLUNDH                                             2,618.55          0.00       3,483.25        0.00     1,886.67       7,988.47
B&L LANDSCAPE & NURSERIES INC.                          55.77        477.40           0.00      178.88         0.00         712.05
BFI CENTRAL                                         17,819.77    132,172.58      32,085.00        0.00    62,273.05     244,350.40
BURRTEC                                             27,437.43         10.00           0.00        0.00         0.00      27,447.43
CALIFORNIA ARBORIST                                    748.81      1,380.94       2,388.74    1,638.14       958.66       7,115.29
CLAREMONT                                           11,290.02     10,664.50           0.00        0.00         0.00      21,954.52
COAST                                               26,199.86    127,811.42         189.00        0.00         0.00     154,200.28
COMMERCE, CITY OF                                      317.58          0.00           0.00        0.00         0.00         317.58
COUNTY SANITATION LA                                79,540.77     63,279.49      38,028.17        0.00         0.00     180,848.43
CRT                                                  3,420.00     15,910.00         300.00    8,465.00         0.00      28,095.00
DART                                                 1,000.00      9,500.00       3,600.00        0.00         0.00      14,100.00
DMS LANDSCAPE SERVICES                                 177.80          0.00           0.01        0.00         0.00         177.81
EAST WHITTIER CITY SCHOOL DISTRICT                      22.42          0.00           0.00        0.00         0.00          22.42
ECONOMY                                                  0.00      1,089.50         815.58        0.00         0.00       1,905.08
EDCO                                                 2,692.80     16,435.48          85.04        0.00         0.00      19,213.32
JACKSON DISPOSAL                                       199.68        364.07           0.00        0.00         0.00         563.75
KNUDSEN GRADING CO.                                    353.28      1,441.20           0.00        0.00         0.00       1,794.48
LANDSCAPE MANAGEMENT SERVICES                           99.80          0.00          45.00      448.82         0.00         593.62
LAWRENCE LANDSCAPE                                      59.25          0.00           0.00        0.00         0.00          59.25
MARIPOSA                                             1,809.55          0.00           0.00        0.00         0.00       1,809.55
MAYFIELD ENTERPRISES                                    83.49          0.00           0.00        0.00         0.00          83.49
MISSION LANSCAPING                                     983.12        334.36           0.00        0.00         0.00       1,317.48
ORGANIC RECYCLING COMPANY                                0.00          0.00       2,565.00    1,280.00         0.00       3,845.00
PLANTS CHOICE                                          200.00      2,395.00           0.00        0.00         0.00       2,595.00
POTENTIAL                                           81,025.00     43,765.00           0.00        0.00         0.00     124,790.00
QUALITY                                             10,290.00     21,850.00      24,010.00   26,435.00    17,570.00     100,155.00
SANTA FE SPRINGS                                        35.10          0.00           0.00        0.00         0.00          35.10
STONETREE LANDSCAPE                                    417.12        589.00         434.38      483.17         0.00       1,923.67
SUNSET                                              68,467.26     60,330.69           0.00        0.00     3,822.57     132,620.52
TOTAL LANSCAPE MAINTENANCE                             347.69          0.00           0.00        0.00         0.00         347.69
TRIMMING LAND                                            0.00          0.00           0.00       76.80         0.00          76.80
URBAN TREE CARE, INC.                                1,180.30          0.00           0.00        0.00         0.00       1,180.30
WASTE MANAGEMENT OF THE INLAND EMPIRE               39,553.79          0.00           0.00        0.00         0.00      39,553.79

                                   USA Biomass
                                A/R Aging Summary
                             As of January 31, 2002


                                                    Current        1 - 30        31 - 60      61 - 90       > 90         TOTAL
                                                   -----------   -----------   ------------  ----------  -----------  -------------
WEST VALLEY MRF. LLC.                               16,011.40      9,035.08           0.00        0.00         0.00      25,046.48
WHITTIER                                             2,077.23          0.00           0.00        0.00         0.00       2,077.23
YUKON                                                4,806.50          0.00           0.00        0.00         0.00       4,806.50
                                                   -----------   -----------   ------------  ----------  -----------  -------------
TOTAL                                              422,683.07    635,044.12     169,069.68   39,005.81    87,182.72   1,352,985.40
                                                   ===========   ===========   ============  ==========  ===========  =============

                                   USA Biomass
                                   Taxes Paid
                         For the Month of January , 2002


  Type            Date      Num     Name           Memo       Class  Clr  Split                        Disb      Accrual   Balance
------------------------------------------------------------------------------------------------------------------------------------
2020-ACCRUED FEDERAL PAYROLL TAXES                                                                                         39,678.30
Check            01/02/2002 WIRE   SANWA BANK                   CORP     1003-SANWA PAYROLL TAXES    -19,876.81            19,801.49
Check            01/09/2002 WIRE   SANWA BANK                   CORP     1003-SANWA PAYROLL TAXES    -18,866.49               935.00
General Journal  01/11/2002 1-102               RECORD PAYROLL           1002-SANWA PAYROLL                     20,167.78  21,102.78
Check            01/15/2002 WIRE   SANWA BANK                   CORP     1003-SANWA PAYROLL TAXES    -19,527.24             1,575.54
General Journal  01/18/2002 1-104               RECORD PAYROLL           1002-SANWA PAYROLL                     21,095.81  22,671.35
Check            01/21/2002 WIRE   SANWA BANK                   CORP     1003-SANWA PAYROLL TAXES    -20,432.51             2,238.84
General Journal  01/25/2002 1-106               RECORD PAYROLL           1002-SANWA PAYROLL                     20,134.98  22,373.82
General Journal  01/27/2002 1-108               RECORD PAYROLL           2060-ACCRUED WAGES                     18,612.42  40,986.24
Check            01/30/2002 WIRE   SANWA BANK                   CORP     1003-SANWA PAYROLL TAXES    -19,506.17            21,480.07
Check            01/30/2002 WIRE   SANWA BANK                   CORP     1003-SANWA PAYROLL TAXES       -716.04            20,764.03
Check            01/30/2002 WIRE   SANWA BANK                   CORP     1003-SANWA PAYROLL TAXES       -440.97            20,323.06
                                                                                                     -------------------------------
Total 2020-ACCRUED FEDERAL PAYROLL TAXES                                                             -99,366.23 80,010.99  20,323.06
                                                                                                     -------------------------------

2021-ACCRUED STATE PAYROLL TAXES                                                                                          -20,951.29
Check            01/02/2002 1050   EMPLOYMENT
                                   DEVELOPMENT
                                   DEPT                                  1003-SANWA PAYROLL TAXES     -2,621.26           -23,572.55
Check            01/05/2002 1051   EMPLOYMENT
                                   DEVELOPMENT
                                   DEPT                                  1003-SANWA PAYROLL TAXES     -5,119.31           -28,691.86
General Journal  01/11/2002 1-102               RECORD PAYROLL           1002-SANWA PAYROLL                      5,539.45 -23,152.41
Check            01/14/2002 1052   EMPLOYMENT
                                   DEVELOPMENT
                                   DEPT                                  1003-SANWA PAYROLL TAXES     -5,539.45           -28,691.86
General Journal  01/18/2002 1-104               RECORD PAYROLL           1002-SANWA PAYROLL                      5,812.83 -22,879.03
Check            01/18/2002 1053   EMPLOYMENT
                                   DEVELOPMENT
                                   DEPT                                  1003-SANWA PAYROLL TAXES     -5,812.83           -28,691.86
General Journal  01/25/2002 1-106               RECORD PAYROLL           1002-SANWA PAYROLL                      5,356.86 -23,335.00
Check            01/25/2002 1054   EMPLOYMENT
                                   DEVELOPMENT
                                   DEPT                                  1003-SANWA PAYROLL TAXES     -5,356.86           -28,691.86
General Journal  01/27/2002 1-108               RECORD PAYROLL           2060-ACCRUED WAGES                      3,831.72 -24,860.14
                                                                                                    --------------------------------
Total 2021-ACCRUED STATE PAYROLL TAXES                                                               -24,449.71 20,540.86 -24,860.14
                                                                                                    --------------------------------

                               INSURANCE COVERAGE
                               ------------------



                           AGENT                         COVERAGE                EXPIRATION           PREMIUM
  CARRIER                   NAME                   AMOUNT                     DATE                  PAID TO DATE

State Fund              Andreini & Company         1,000,000                   9/23/02                   1/31/02

Penn America            Mark Novy                  1,000,000                  10/26/02                   1/31/02


Penn America            Mark Novy                    500,000                  10/26/02                   1/31/02

Clarendon               Mark Novy                Comp & Collision               3/5/02                   1/31/02

Clarendon               Mark Novy                  5,000,000                  10/27/02                   1/31/02
General Sec.

